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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 9, 2005


                                  CENVEO, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               Colorado                   1-12551                84-1250533
        ------------------------        ------------        -------------------
        (State of Incorporation)        (Commission            (IRS Employer
                                        File Number)        Identification No.)


8310 S. Valley Highway #400 Englewood, CO                         80112
-----------------------------------------                       ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (303) 790-8023

                                 Not Applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         As previously reported, on September 9, 2005, Cenveo, Inc.
("Cenveo") entered into a Settlement and Governance Agreement (the "Settlement Agreement") with Burton Capital Management ("BCM") and Robert G. Burton, Sr. This current report on Form 8-K reports on certain events in connection with the transactions contemplated by the Settlement Agreement.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Pursuant to the Settlement Agreement, Cenveo's incumbent board of directors approved a reconstituted board of directors that consists of the individuals listed under the third bullet under "New Board of Directors" in
Item 5.02 of this Form 8-K and Jerome Pickholz.

         Pursuant to the Settlement Agreement, among other things:

         o for a period of three years, Cenveo's articles of incorporation and bylaws will provide for the annual election of directors, the ability of shareholders to remove directors without cause, and the ability of shareholders to call a special meeting;

         o for a period of four years, no related party transactions will be entered into by Cenveo without the approval of a committee of disinterested directors;

         o for a period of two years, except with the approval of a committee of disinterested directors, Cenveo will not alter, amend or repeal its shareholder rights plan, nor exempt Burton Capital Management, LLC or certain of its affiliates from operation of such plan; and

         o except with the approval of a committee of disinterested directors, for a period of one year, Robert G. Burton, Sr. will not dispose of any shares of Cenveo's common stock he currently holds.

         In accordance with the Settlement Agreement, Cenveo is required to honor all of its employee benefit plans, agreements and arrangements that apply to any of its current or former employees, officers or directors. The consummation of the transactions contemplated by the Settlement Agreement is deemed to be a "change of control" upon effectiveness of the amendments referred to in the last sentence of this paragraph solely for purposes of
(i) the change of control, severance and employment agreements with 14 persons who were executives of Cenveo on September 9, 2005, (ii) Cenveo's severance plan for non-union employees and (iii) Cenveo's 2001 long-term equity incentive plan. Pursuant to (and in accordance with) the Settlement Agreement, Cenveo is permitted to amend the foregoing change of control, severance and employment agreements with such 14 persons, amend the foregoing severance plan and amend the foregoing long-term equity incentive plan in order to effectuate the foregoing provisions of the Settlement Agreement.

         The Settlement Agreement also requires Cenveo to indemnify its current and former directors and officers to the fullest extent permitted by applicable law and its charter and bylaws.

         A copy of the Settlement Agreement is attached as Exhibit 10.1 and incorporated by reference herein. A copy of form of Amended and Restated Severance Agreement described above is attached as Exhibit 10.2 and incorporated by reference herein.


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ITEM 5.01         CHANGE IN CONTROL OF REGISTRANT.

         The change in the composition of the board of directors referred to in Item 5.02 (as contemplated by the Settlement Agreement) may (although approved by the outgoing board of directors) be deemed to have resulted in a change of "control" of Cenveo within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

New Board of Directors
----------------------

         As contemplated by the Settlement Agreement, on September 12, 2005:

         o Thomas E. Costello, Paul F. Kocourek, James R. Malone, Martin J. Maloney, David M. Olivier, Alister R. Reynolds and Wellington E. Webb resigned as directors of Cenveo;

         o James R. Malone resigned as Chairman and Chief Executive Officer of Cenveo and Michel P. Salbaing resigned as Senior Vice President -- Finance and Chief Financial Officer of Cenveo;

         o        Robert G. Burton, Sr., Patrice M. Daniels, Leonard C.
                  Green, Mark J. Griffin, Michael W. Harris, Thomas Oliva, Robert T. Kittel and Robert Obernier were appointed as directors of Cenveo; and

         o Robert G. Burton, Sr. was appointed as Chairman and Chief Executive Officer of Cenveo and Sean S. Sullivan was appointed as Chief Financial Officer of Cenveo.

New Committees
--------------

         The following persons now serve on the committees of Cenveo's board of directors:

         o Patrice M. Daniels, Leonard C. Green, Mark J. Griffin and Robert Obernier have been appointed to Cenveo's audit committee (Jerome W. Pickholz will remain on Cenveo's audit committee);

         o Patrice M. Daniels, Mark J. Griffin and Robert T. Kittel have been appointed to Cenveo's compensation committee (formerly known as the compensation and human resources committee);

         o Patrice M. Daniels, Mark J. Griffin and Robert T. Kittel have been appointed to Cenveo's nominating and governance committee; and

         o        Robert G. Burton, Sr., Patrice M. Daniels, Leonard C.
                  Green, Robert T. Kittel and Robert Obernier have been appointed to Cenveo's newly-formed executive committee.

         A copy of the press release announcing the above resignations and appointments has been filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

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Robert G. Burton, Sr.
---------------------

         Mr. Burton, who is 66, Mr. Burton formed BCM in January 2003 to invest in middle market manufacturing companies that provide an opportunity for increased shareholder value through intense management and operational changes and organic and acquisitive growth. He has been its Chairman, Chief Executive Officer and sole managing member since its formation. From December 2000 through December 2002, he was the Chairman, President and Chief Executive Officer of Moore Corporation Limited, a printing company. From April 1991 through October 1999, he was the Chairman, President and Chief Executive Officer of World Color Press, Inc., a leading commercial printing company. From 1981 through 1991, he held a series of senior executive positions at Capital Cities/ABC, including President of ABC Publishing. Preceding his employment at Moore, Mr. Burton was Chairman, President, and Chief executive Officer of Walter Industries, Inc., a diversified holding company.

         Pursuant to the Settlement Agreement, BCM is entitled to be reimbursed for up to $800,000 of its actual out-of-pocket costs and expenses incurred by it in connection with its proxy contest to remove Cenveo's directors, subject to receipt of a waiver from the lenders under is senior credit agreement.

Sean S. Sullivan
----------------

         Mr. Sullivan, who is 38, served as the Executive Vice President -- Chief Financial Officer of Spencer Press, Inc., a privately held printer that produces catalogs, direct mail and general commercial print products, from October 2004 until September 2005. Prior to that, he served as the Executive Vice President of BCM from May 2003 to September 2004. Prior to BCM, Mr. Sullivan served as the Senior Vice President, Finance and Corporate Development for Moore Corporation Limited from August 2001 to June 2002. Prior to Moore Corporation Limited, Mr. Sullivan served as the Vice President of Mergers and Acquisitions for Engage, Inc., an enterprise marketing software and interactive media company. Mr. Sullivan began his career at Ernst & Young and held various positions in the audit and M&A groups from 1989 through 1998. Mr. Sullivan is a certified public accountant.

ITEM 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         Exhibit No.                Document Designation
         -----------                --------------------

         10.1 Settlement and Governance Agreement by and among Cenveo, Inc., Burton Capital Management and Robert G. Burton, Sr., dated September 9, 2005 (filed as Exhibit 10.1 to the current report on Form 10-K dated (date of earliest event reported) September 9, 2005 filed with the Securities and Exchange Commission on September 12, 2005 and incorporated by reference herein).

         10.2 Form of Amended and Restated Severance Agreement between Cenveo, Inc. and certain of its executives.

         99.1     Press Release of Cenveo, Inc. dated September 12, 2005.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2005

                                       CENVEO, INC.


                                       By: /s/ Mark Zoeller
                                           -----------------------------------
                                               Mark Zoeller
                                               Vice President, General Counsel
                                                 and Chief Legal Officer


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                                EXHIBIT INDEX

Exhibit
Number   Description
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10.2     Form of Amended and Restated Severance Agreement between Cenveo, Inc.
         and certain of its executives.

99.1     Press Release of Cenveo, Inc. dated September 12, 2005.